SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549


                                 FORM 8-K
                              CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of report (date of earliest event reported):

                               JULY 9, 1998


                            CARROLS CORPORATION
            (Exact Name of Registrant as Specified in Charter)


                                 Delaware
              (State or Other Jurisdiction of Incorporation)



               1-6553                                                  16-0958146
        (Commission File No.)                                         (IRS Employer
                                                                   Identification No.)


                968 James Street, Syracuse, New York 13203
           (Address of Principal Executive Offices)   (Zip Code)

        Registrant's telephone number, including area code:

                          (315) 424-0513


                          Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS


     Pursuant to an Agreement and Plan of Merger, dated June 3, 1998, the Company commenced a tender offer to purchase all the outstanding shares of common stock of Pollo Tropical, Inc. ("Pollo Tropical") for a price of $11.00 per share in cash (the "Tender Offer"). The Company consummated the Tender Offer on July 8, 1998 and completed the merger of Pollo Tropical into the Company on July 20, 1998 (the "Merger"). The aggregate cash consideration paid pursuant to the Tender Offer and the Merger was $97.0 million, including transaction fees and expenses. To finance the Pollo Tropical Acquisition, the Company borrowed approximately $97.0 million under its existing senior credit facility with Chase Bank of Texas as agent for the lenders thereunder. The Agreement and Plan of Merger dated June 3, 1998 by and between the Company and Pollo Tropical has been previously filed as Exhibit (c) (1) to the Tender Offer Statement on Schedule 14(d)
(1) dated July 3, 1998 and is hereby incorporated by reference.

     Pollo Tropical is a regional quick-service restaurant chain featuring grilled marinated chicken dishes and authentic "made from scratch" side dishes. As of June 30, 1998, Pollo Tropical owned and operated 36 restaurants, all of which are located in south and central Florida, and franchised 19 restaurants, 11 of which are located in Puerto Rico, 3 in the Dominican Republic, 3 in Ecuador, 1 in Netherlands Antilles and 1 in Miami.

     The Company's Chairman and Chief Executive Officer, Mr. Alan Vituli, has been a Director of Pollo Tropical since 1993.


















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
ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     This report does not include the historical financial statements of Pollo Tropical, Inc. required by Item 7 (a) to Form 8K. Pursuant to
     Item 7 (a) (4) to Form 8K, such historical financial information will be filed by the Registrant in its Form 10-Q for the three months ended June 30, 1998. This filing is anticipated to be performed by July 30, 1998.

(B)  PRO FORMA FINANCIAL INFORMATION

     This report does not include the pro forma financial information required by Item 7 (b) to Form 8K. Pursuant to Item 7 (b) (2) to Form 8K, such pro forma financial information will be filed by the Registrant in its Form 10-Q for the three months ended June 30, 1998. This filing is anticipated to be performed by July 30, 1998.

(C)  EXHIBITS

      2.1 Agreement and Plan of Merger dated June 3, 1998 by and between the Company and Pollo Tropical, Inc. (incorporated by reference from Exhibit (c) (1) to the Tender Offer Statement on Schedule 14 (d) (1) dated July 3, 1998).




















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
                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    July 23, 1998



                              CARROLS CORPORATION



                              By: ______________________________
                                  Paul R. Flanders
                                  Vice President - Finance
































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